Prepayments, other receivables and other assets - Summary of Detailed Information About Prepayments Other Receivables and Other Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Disclosure Of Prepayments Other Receivables And Other Assets [Abstract]
Prepayments to charging stations	¥ 110,766		¥ 220,510
Prepayments for chargers procurement	55,983		35,519
Prepayment for rental, facility and utilities	57,681		3,166
Miscellaneous prepayments	7,136		1,583
Value-added tax deductible	59,011		2,628
Amount due from related parties (Note 33)	27,703		0
Others	118,097		24,029
Total	¥ 436,377	$ 61,462	¥ 287,435